Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree to the joint filing on behalf of each of them of the Statement on Schedule 13D with respect to the shares of Ordinary Shares, $.0001 par value per share, of Vipshop Holdings Limited and any further amendments to such statement on Schedule 13D executed by each of them pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on April 6, 2012.

SEQUOIA CAPITAL CHINA II, L.P.
SEQUOIA CAPITAL CHINA PARTNERS FUND II, L.P.
SEQUOIA CAPITAL CHINA PRINCIPALS FUND II, L.P.

By: Sequoia Capital China Management II, L.P.
A Cayman Islands exempted limited partnership,
General Partner of Each

By: SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

/s/ Kok Wai Yee
Name: Kok Wai Yee

Title:	Authorized Signatory

SEQUOIA CAPITAL CHINA MANAGEMENT II, L.P.

By: SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

/s/ Kok Wai Yee
Name: Kok Wai Yee

Title:	Authorized Signatory

SEQUOIA CAPITAL 2010 CV HOLDCO, LTD.

/s/ Kok Wai Yee
Name: Kok Wai Yee
Title:	Authorized Signatory

SEQUOIA CAPITAL CHINA VENTURE 2010 FUND, L.P.
SEQUOIA CAPITAL CHINA VENTURE 2010 PARTNERS FUND, L.P.
SEQUOIA CAPITAL CHINA VENTURE 2010 PRINCIPALS FUND, L.P.

By: SC China Venture 2010 Management, L.P.,
A Cayman Islands exempted limited liability company
General Partner of Each

By: SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

/s/ Kok Wai Yee
Name: Kok Wai Yee
Title:	Authorized Signatory

SC CHINA VENTURE 2010 MANAGEMENT, L.P.

By: SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

/s/ Kok Wai Yee
Name: Kok Wai Yee
Title:	Authorized Signatory

SC CHINA HOLDING LIMITED

/s/ Kok Wai Yee
Name: Kok Wai Yee
Title:	Authorized Signatory

SNP CHINA ENTERPRISES LIMITED

/s/ Neil Nanpeng Shen
Name: Neil Nanpeng Shen
Title:	Authorized Signatory

NEIL NANPENG SHEN

/s/ Neil Nanpeng Shen
Name:	Neil Nanpeng Shen